                    UNITED INVESTORS LIFE INSURANCE COMPANY


    Supplement dated December 31, 2000 to the Prospectus dated May 1, 2000 for the
                          RetireMAP Variable Annuity


The following information supplements information contained in the Prospectus:

The Dreyfus VIF-Appreciation Portfolio, Dreyfus VIF-Growth and Income Portfolio, Dreyfus VIF-Quality Bond Portfolio, and the Dreyfus-VIF Small Cap Portfolio began offering a second class of shares effective December 31, 2000. The new class of shares, called the Service Class, has a "Rule 12b-1 Plan" to finance the distribution of its shares, so its expenses may be higher than those of the original, "Initial" class of shares.

This should have no impact on the RetireMAP Variable Annuity. In order to keep expenses that policy owners indirectly bear from increasing, the RetireMAP Variable Annuity only invests in the Initial class of shares.


Please keep this Supplement with your Prospectus dated May 1, 2000 for the RetireMAP Variable Annuity Policy.

Form U-1153-4, Ed. 12/00